Exhibit 10.3
SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated the 20th day of August, 2008, is made by United Development Funding, L.P., a Delaware limited partnership, formerly a Nevada limited partnership (the “Borrower”), in favor of United Development Funding III, L.P., a Delaware limited partnership (the “Lender”).

RECITALS

A.           Borrower has executed and delivered to Lender that certain Secured Line of Credit Promissory Note in the principal amount of $45,000,000.00, dated the date of this Agreement (the “Note”).

B.           It is a condition precedent to Lender’s advancing of funds under the Note that Borrower shall have granted the security interests contemplated by this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and in order to induce Lender to advance funds under the Note, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

1.           Grant of Security; Subordination.                                                                           This Agreement is hereby made subject to the Note and all of its terms and conditions.  All capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Note.  This Agreement hereby is made subordinate to the Senior Debt.  Subject to the foregoing, Borrower hereby assigns, pledges and grants to Lender for its benefit, a continuing security interest in all of Borrower’s right, title and interest in and to the following (collectively, the “Collateral”), wherever located and whether now owned or hereafter acquired:

(a)           all promissory notes, mortgages and contracts for deed and/or installment contracts in which Borrower owns a full or partial interest, including, without limitation, all related loan documents evidencing such promissory notes, mortgages, and contracts for deed and/or installment contracts, all deeds of trust or other instruments creating a mortgage lien on an estate in fee simple in real property and the improvements thereon, all guarantees, all security agreements, all assignments and all title policies, insurance policies, and security interests related to any of the foregoing and the rights to receive payment thereon (all such interests and documents evidencing such interests are referred to herein collectively as the “Mortgages”).

(b)           all cash on hand, including, without limitation, cash held in bank accounts, brokerage accounts, certificates of deposit, and other depositories, all accounts receivable owing to Borrower by any person or entity, including all such amounts due Borrower under the Mortgages, and all security for payment thereof, and in and to all the proceeds, monies, income, instruments, securities, accounts, benefit, collections, tax refunds, insurance proceeds, and products thereof and thereon and attributable or accruing thereto;

(c)           all of Borrower’s interest in all equipment, inventory, materials, computer software and records, goods, and other personal property owned by Borrower now or in the future, and all documents and receipts covering such property, and all licenses and permits used or held for use in connection with such property;

(d)           all patents, trademarks, service marks, copyrights, licenses, and all other intellectual property owned by Borrower (collectively, the “Intellectual Property”), and all agreements and contracts to which Borrower is a party regarding the use and exploitation of any  of the Intellectual Property and applications therefor, now owned or hereafter acquired by Borrower;

(e)           all of Borrower’s contract rights and other general intangibles relating to any of the Collateral, including, without limitation, all license agreements;

(f)           all of Borrower’s interest in any subsidiary company, and all capital stock, equity interests, partnership interests, and membership interests and all warrants, options and other rights to purchase any such interests, in any other corporation, partnership, limited liability company or other business entity;

(g)           all books and records (including electronic records, computer disks, tapes, printouts and other storage media) relating to any of the foregoing; and

(h)           all of Borrower’s interest in the proceeds of any sale or disposition of any of the foregoing, and in and to any and all money, documents, instruments, securities, or accounts owned or belonging to Borrower.

Borrower shall be deemed to have possession of any of the Collateral in transit to it or set apart for it or for any of its agents, affiliates or correspondents.

2.           Security for Obligations.  This Agreement and the security interest created hereby secures the prompt and complete payment, observance and performance of all duties, liabilities, obligations and Indebtedness of every kind, nature and description owing by Borrower to Lender, fixed or contingent, joint or several, whether as principal, surety, endorser, guarantor, or otherwise, now existing or hereafter arising, and all modifications, extensions, renewals, replacements, and increases of each of the foregoing, including, without limitation, those arising under this Agreement, the Note and the other Loan Documents (all such obligations and liabilities of Borrower being the “Obligations”).

3.           Borrower Remains Liable.  Notwithstanding anything to the contrary contained in this Agreement: (a) Borrower shall remain liable under the contracts and agreements included in the Collateral and obligated to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

4.           Representations and Warranties.  In addition to any representations and warranties set forth in any other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower represents and warrants as follows:

(a)           Borrower’s interest in the Collateral is free and clear of any lien, security interest, charge or encumbrance of any kind whatsoever (collectively, “Liens”) except for the security interest created hereby in favor of Lender and for security interests securing the Senior Debt.  No effective financing statement, continuation statement or amendment thereto promulgated under the Uniform Commercial Code of any state (collectively, “Financing Statements”) or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender or as may be filed in evidence of the Senior Debt.  The validity of the Collateral in whole or in part, and Borrower’s title thereto is not currently being questioned in any litigation or regulatory proceeding to which Borrower is a party, nor is any such litigation or proceeding threatened.

(b)           This Agreement creates a valid and perfected security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions of Borrower necessary or desirable to perfect and protect such security interest have been, or will be upon request, duly taken by Borrower.

(c)           Except for any approvals required by the holders of the Senior Debt, no authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required, either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder (other than the filing of Financing Statements and Assignments of Notes and Liens by Lender).

(d)           Set forth on Exhibit “A” attached to this Agreement is a list of (i) Borrower’s principal place of Business and all other places of business and offices of Borrower, and (ii) all places where Borrower’s books of account and records are kept, and all places where the Collateral is stored or located.

(e)           Concurrently with execution and delivery of this Agreement to Lender, Borrower has duly executed and delivered to Lender, the Assignment of Notes and Liens in the form attached to this Agreement as Exhibit “B” for each county in which the Mortgages are located.  Such Assignments of Notes and Liens shall be held by Lender and not recorded for so long as no Event of Default exists.

5.           Covenants and Further Assurances.  In addition to any covenants set forth in any other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower covenants and agrees as follows:

(a)           Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Borrower will:  (i) within five (5) business days of a request by Lender, mark conspicuously each document included in the Collateral and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Lender, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) within five (5) business days of a request by Lender, provide Lender with certified copies of any or all Mortgages included in the Collateral; (iii) within five (5) business days of a request by Lender, and subject to the rights of the holders of Senior Debt, if any, transfer to Lender actual possession of the original Mortgages, to the extent same are in possession or control of Borrower; (iv) within five (5) business days of a request by Lender, transfer, register or otherwise put any of the Collateral in the name of Lender or its nominee; and (v) execute and file such Financing Statements, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

(b)           Borrower shall file or cause to be filed Financing Statements, assignments and all other instruments and documents as may be required to perfect Lender’s security interest in the Collateral and shall provide prompt evidence of having done the same to Lender.  To further secure Lender hereunder, Borrower hereby authorizes Lender to file one or more Financing Statements relative to all or any part of the Collateral without the signature of Borrower where permitted by law in form satisfactory to Lender in such office(s) as Lender deems appropriate.  A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Debtor will pay the cost of filing financing statement(s) in all public offices wherever filing is deemed desirable by Lender.  This Agreement shall be terminated only by Lender’s filing of a termination statement in accordance with the applicable law of the office in which any financing statement is filed.

(c)           Borrower will take all actions and pay all costs to keep and maintain the validity, enforceability, security, priority and collectability of the Mortgages and will pay all other amounts which may be necessary or desirable to preserve, maintain and protect Lender’s interest in the Mortgages.

(d)           Borrower shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Exhibit “A”, and shall not relocate such books of account and records and Collateral unless it delivers to Lender, prior written notice of such relocation and the new location thereof (which must be within the United States).  Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(e)           Borrower shall not conduct business under any name other than as appears in this Agreement nor change or reorganize the type of Borrower’s business entity, nor change the location of any of the Collateral without the prior written consent of Lender.  Borrower shall not transfer, sell or assign (by operating of law or otherwise) all or substantially all of Borrower’s assets or property without the prior written consent of Lender, except for in the ordinary course of Borrower’s business.

(f)           Borrower shall continue to conduct its business in the ordinary course and shall continue to collect and enforce all present and future payments due to Borrower, including without limitation, those payments due under the Mortgages.

6.           Insurance.

(a)           Borrower shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Lender from time to time.  Borrower shall ensure that each of the Mortgages is, and remains, insured against loss by fire and other casualty in the full amount of the indebtedness secured by such Mortgage.   Each policy for property damage insurance shall provide for all losses to be paid on behalf of Lender and Borrower as their respective interests may appear.  Each such policy shall in addition (i) contain the agreement (if available) by the insurer that any loss thereunder shall, subject to the rights of the holders of the Senior Debt, be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Borrower, (ii) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 10 days prior written notice of cancellation or of lapse shall be given to Lender by the insurer.  Borrower shall, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker selected by Borrower with respect to such insurance.  Further, subject to the rights of the holders of the Senior Debt, Borrower shall, at the request of Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 6(a) and cause the respective insurers to acknowledge notice of such assignment.

(b)           Reimbursement under any liability insurance maintained by Borrower may be paid directly to the person who shall have incurred liability covered by such insurance.

(c)           Subject to the rights of the holders of the Senior Debt, all insurance payments in respect of Collateral shall be paid to and applied by Lender as specified in the Note.

7.           Transfers and Other Liens.  Borrower shall not:

(a)           sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, other than obsolete or worn out property, or the sale or assignment of Mortgages in the ordinary course of business; or

(b)           create or suffer to exist any Lien upon or with respect to any of the Collateral to secure debt of any person, except for the security interest created by this Agreement and for security interests securing the Senior Debt.

8.           Lender Appointed Attorney-in-Fact.  Borrower hereby irrevocably appoints Lender as Borrower’s attorney-in-fact, with full authority in the place and stead of  Borrower and in the name of Borrower or otherwise, from time to time in Lender’s discretion at any time after the occurrence of an Event of Default (as defined in Section 12), to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to obtain and adjust insurance required to be paid to Lender pursuant to Section 6;

(b)           to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including, without limitation, moneys due and to become due under the Mortgages;

(c)           to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral;

(d)           with respect to any Mortgage, demand, collect, receive, settle, compromise, adjust, foreclose and resell and/or give discharges and releases, all as Lender may determine;

(e)           to commence and prosecute any actions in any court for the purposes of collecting amounts owed on Mortgages and enforcing any other rights in respect thereof, and to defend, settle or compromise any action brought and, in connection therewith, and to give such discharge or release as Lender may deem appropriate;

(f)           to receive, open and dispose of mail addressed to Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment made on account of or funds paid relating to Mortgages on behalf of and in the name of Borrower;

(g)           sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Mortgage as fully and completely as though Lender were the absolute owner thereof for all purposes;

(h)           to adjust and settle claims under any insurance policy related to any of the Mortgages;

(i)           to execute Financing Statements or any other documents or writing deemed necessary by Lender to evidence or perfect Lender’s  security interest in the Mortgages; provided that Lender agrees to furnish copies of any document executed hereunder to Borrower upon request; and

(j)           to enter on the premises of Borrower in order to exercise any of Lender’s rights and remedies.

(k)           to receive, endorse, and collect any drafts or other instruments, documents, assignments, and chattel paper in connection with clause (a) or (b) above; and

(l)           to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral.

The foregoing appointment of Lender as attorney-in-fact is coupled with an interest and is irrevocable.

9.           Rights Prior to Default; Termination.

(a)           Rights Prior to Default.  Until such time as Lender provides Borrower with the notice described in Section 9(b) hereof, Borrower shall be entitled to exercise any and all rights and powers relating or pertaining to the Collateral, including, without limitation, the Mortgages, for any purpose not inconsistent with the terms of the Note or this Agreement.

(b)           Termination of Rights. Subject to the rights of the holders of any Senior Debt, Lender may, at any time and from time to time for so long as Borrower’s Obligations are outstanding and until Lender’s obligations to make Advances under the Note expire, give written notice to Borrower that Lender has exercised its rights under this Section 9(b), and that all rights of Borrower to exercise its power with respect to Mortgages, which Borrower was previously entitled to exercise pursuant to Section 9(a) shall cease and all such rights shall become vested in Lender, which shall have the sole and exclusive right and authority to exercise such power.  Further, Lender shall have the right to notify and direct the obligors on the Mortgages to make all payments in respect thereof directly to Lender.  The obligor making any payment to Lender under this Agreement shall be fully protected in relying on the written statement of Lender that it then holds a security interest which entitles Lender to receive such payments.  Any and all money and other property paid over to or received by Lender pursuant to the provisions of this Section 9(b) shall be retained by Lender as additional collateral under this Agreement.  Borrower shall not enter into any agreements with any persons that will be in conflict with or prevent the exercise of Lender’s rights under this Section 9(b).

10.           Lender May Perform.  If Borrower fails to perform any covenant or agreement contained in this Agreement, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 15(b).

11.           Lender’s Duties.  The powers conferred on Lender under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or  any other rights pertaining to any Collateral.

12.           Events of Default.  Each of the following events constitutes an Event of Default (herein so called) under this Agreement:

(a)           Borrower fails to timely pay any amount due and owing it under the Note when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

(b)           Any “default” or “event of default” occurs under any Loan Document that defines either such term with respect to Borrower, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

(c)           Borrower breaches any representation or warranty contained in this Agreement or any other Loan Document, or fails to perform or observe any covenant or agreement that is set forth in this Agreement or any other Loan Document, and such breach is not cured within 30 days after written notice of such breach is received from Lender; or

(d)           Any representation or warranty previously, presently or hereafter made in writing by or on behalf of Borrower in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of when made, or any Loan Document at any time ceases to be valid, binding and enforceable for any reason other than its release or subordination by Lender.

Upon the occurrence of an Event of Default and during the continuance thereof, Lender at any time and from time to time may, without notice to Borrower, declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.

13.           Remedies.  If any Event of Default shall occur and be continuing, subject to the rights of the holders of the Senior Debt, Lender may protect and enforce its rights under this Agreement and the other Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have.  All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.  Subject to the rights of the holders of the Senior Debt, Lender’s authority and rights shall include, without limitation, the following:

(a)           Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the “Code”) (whether or not the Code applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to it, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable.  Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days’ notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect, subject to any mandatory provisions of this Agreement or applicable law.  Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

14.           No Impairment.  The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security.  Any of the Collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full and until Lender’s obligations to make further Advances under the Note have expired.  This Agreement shall not be construed as relieving Borrower or any Guarantor from full recourse liability on the Obligations and any and all further and other indebtedness secured hereby and for any deficiency thereon.

15.           Indemnity and Expenses.

(a)           Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement or any other Loan Document).

(b)           Borrower will upon demand pay to Lender the amount of any and all reasonable expenses, including the actual fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement or any other Loan Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under any other Loan Document, or (iv) the failure by Borrower to perform or observe any of the provisions hereof or any other Loan Document.

16.           Security Interest Absolute.  All rights of Lender and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional, irrespective of:

(a)           any lack of validity or enforceability of the Note or any other Loan Document or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note;

(c)           any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, or a third party holder of a security interest.

17.           Amendments; Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

18.           Addresses for Notices.  Unless otherwise provided herein, all notices, requests, consents, demands and other communications shall be in writing and shall be mailed, certified mail with return receipt requested, postage prepaid, telecopied, delivered by nationally recognized overnight delivery service, or otherwise physically delivered to their respective addresses as set forth on the signature page to this Agreement, or, as to any party, to such other address as may be designated by it in written notice to all other parties.  All notices, requests, consents and demands hereunder will be effective, if addressed to Lender or Borrower as aforesaid, when mailed by certified mail, postage prepaid, return receipt requested, or upon delivery if telecopied, delivered by nationally recognized overnight delivery service or otherwise physically delivered, addressed as aforesaid, with receipt confirming delivery.

19.           Continuing Security Interest; Transfer of Note.  This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon Borrower, its successors and assigns, and (ii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, its successors, transferees and assigns.  Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower.  Upon any such termination, Lender will, at Borrower’s expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

20.           Governing Law; Terms.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.  Terms used in Article 9 of the Uniform Commercial Code in the State of Texas, when used in this Agreement, have the definitions given to such terms as therein defined.

21.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

22.           Severability.  If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

23.           WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC.  BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

24.           Subordination.  Notwithstanding anything contained herein to the contrary, Lender agrees that this Agreement and all liens and security interests granted herein are and shall be subordinate in right, priority and payment to the Senior Debt (as defined in the Note).

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

LENDER:

UNITED DEVELOPMENT FUNDING III, L.P.

By:           UMTH Land Development, L.P.
Its:           General Partner

By:           UMT Services, Inc.
Its:           General Partner

By:           /s/ Ben Wissink
Name:       Ben Wissink
Title:         Chief Operating Officer

Address:               1812 Cindy Lane, Suite 200
Bedford, Texas 76021
Fax:                         (817) 835-0383

BORROWER:

UNITED DEVELOPMENT FUNDING, L.P.

By:           United Development Funding, Inc.
Its:           General Partner

By:           /s/ Hollis M. Greenlaw
Name:       Hollis M. Greenlaw
Title:         President

Address:               1812 Cindy Lane, Suite 200
Bedford, Texas 76021
Fax:                         (817) 835-0383

EXHIBIT A

BORROWER’S LOCATIONS

1.           Borrower’s Principal Place of Business

1812 Cindy Lane, Suite 200
Bedford, Texas  76021

2.           All other Offices and Places of Business of Borrower

None

3.           Places where Borrower’s books and records and Collateral are located

1812 Cindy Lane, Suite 200
Bedford, Texas  76021

EXHIBIT B

ASSIGNMENT OF NOTES AND LIENS

FOR VALUE RECEIVED, UNITED DEVELOPMENT FUNDING, L.P., a Delaware  limited partnership (the “Assignor”) does hereby sell, assign, transfer, convey and deliver unto UNITED DEVELOPMENT FUNDING III, L.P., a Delaware limited partnership (the “Assignee”), and its successors and assigns, all of the Assignor’s right, title and interest in and to the Mortgages (as such term is defined in the Security Agreement between Assignor and Assignee dated as of August 20, 2008), and as further described on the attached Schedule 1, intending hereby to convey all of the right, title and interest, legal or equitable, contingent, deferred or otherwise, of Assignor in and to the Mortgages.

Assignor hereby covenants and agrees to and with Assignee, its successors and assigns, to execute and deliver such instruments of conveyance and assignment and to take such action as Assignee, its successors or assigns may reasonably request to more effectively transfer to and vest in Assignee, and to put Assignee in possession of the Mortgages, free and clear of any and all liens, prior assignments, security interests, charges, pledges, claims or encumbrances whatsoever.

The intent of this instrument is to transfer to Assignee and to confer upon Assignee all of the interest of Assignor in and to the Mortgages and all of the attendant privileges and obligations represented by such Mortgages pursuant to the mortgage documents evidencing the Mortgages.

This instrument, and the rights and obligations of the parties hereto, shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to its principles of conflicts of laws.

Dated this the ____ day of ______________, 20______.

ASSIGNOR:

UNITED DEVELOPMENT FUNDING, L.P.

By:           United Development Funding, Inc.
Its:           General Partner

By:
Name:
Title:

STATE OF TEXAS                                                              §
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COUNTY OF DALLAS                                                       §

This instrument was acknowledged before me on the ____ day of ______________, 2008, by ____________________, the _____________ of United Development Funding, Inc., a Delaware corporation, the general partner of United Development Funding, L.P., a Delaware limited partnership, on behalf thereof.

Given under my hand and the seal of office this ______ day of ___________ 20____.

Notary Public, State of Texas

(SEAL)

After recording return to:
__________________________
__________________________
__________________________

SCHEDULE 1

DESCRIPTION OF MORTGAGES